Exhibit 99.1

Myseum.AI Accepted into Advanced Micro Devices AI Developer Program

Company featured as a “Next Super Stock” by Wall Street Reporter

CEO Darin Myman discusses AI platform innovations, user growth, and Picture Party platform

NEW BRUNSWICK, N.J., April 17, 2026 – Myseum.AI, Inc. (Nasdaq: MYSE) (“Myseum.AI” or the “Company”), a privacy-first social media and technology innovator, today announced that it has been accepted into the AMD AI Developer Program by Advanced Micro Devices, facilitating access to AMD Developer Cloud credits, advanced tools, training and community resources designed to support and accelerate artificial intelligence development.

The Company also announced that CEO Darin Myman was interviewed by the Wall Street Reporter as a “Next Super Stock.” The interview is available at wallstreetreporter.com.

Darin Myman, CEO of Myseum.AI, commented, “Just days ago, we announced the Company’s name change to Myseum.AI, a strategic rebrand that encompasses our core AI-driven platform technologies. Recognition and acceptance into the AMD AI Developer Program reinforces our commitment to AI innovation as a core premise of our Company’s value proposition and a key driver of growth and expansion.”

About Myseum.AI, Inc.

Myseum.AI, formerly DatChat Inc., is a privacy-focused AI and social media technology company developing innovative platforms for secure digital sharing and storage. Its flagship platform, Picture Party, is a next-generation patented instant social networking experience designed to make it easier, more fun and private to share. The platform enables users to create curated albums, build encrypted galleries with controlled access, personalize their content feeds, and organize collections within a broader digital ecosystem. Picture Party by Myseum.AI is currently available at the iOS app store and Google Play store, with a desktop version expected later this year.

Built on patented technology and proprietary software, Picture Party is an instant private social network for any occasion designed to make it easier, more fun and private to share. The platform enables individuals, families and groups to securely store and share messages, photos, videos within a private, multi-layered digital library, with a focus on privacy, control and long-term accessibility. The Company also operates DatChat Messenger & Private Social Network, which extends this focus on privacy by giving users greater control over their communications, including the ability to determine how long messages can be viewed, delete messages or entire conversations after sending, prevent screenshots and protect encrypted content stored on devices, all while maintaining a familiar messaging experience. For more information, visit myseum.ai..

Notice Regarding Forward-Looking Statements

The information contained herein includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as "may," "will," "should," "would," "expect," "plan," "believe," "intend," "look forward," and other similar expressions among others. These statements relate to future events or to the Company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company's control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to the Company's operations, results of operations, growth strategy and liquidity. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's website at https://www.sec.gov. Except as may be required by applicable law, The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact

ir@datchats.com

800-658-8081